SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 30, 2018

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On November 30, 2018, NanoViricides, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Meeting”). Of the 68,607,394 shares of the Company’s common stock entitled to vote at the Meeting, 44,279,964 shares of common stock were present in person or by proxy and 4,489,110 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) were present in person or by proxy, representing approximately 77% of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders re-elected Stanley Glick as a Class III Director and elected James Sapirstein as a Class I Director, each for a two-year term expiring at the 2020 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal. The Company’s stockholders did not elect Irach Taraporewala as a Class II Director. A majority of the Company’s stockholders approved the Company’s 2018 Executive Equity Incentive Plan as well as a grant of warrants to purchase 250,000 shares of common stock to the Company’s Former Chief Executive Officer in connection with his severance agreement and an award of 525,000 Series A Convertible Preferred Stock to the Company’s President in connection with the extension of his employment. The Company’s stockholders also ratified the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 19, 2019.

The voting results of the shares of Common Stock and Series A Preferred Shares for each proposal are set forth below:

Proposal 1 – Election of Directors:

Re-election of Stanley Glick as a Class III Director:

Votes For	Votes Against/Withheld	Broker Non-Votes
51,137,324	19,535,430	21,056,181

Election of James Sapirstein as a Class I Director:

Votes For	Votes Against/Withheld	Broker Non-Votes
69,218,461	1,184,293	21,056,181

Election of Irach Taraporewala as a Class II Director:

Votes For	Votes Against/Withheld	Broker Non-Votes
31,734,893	45,082,189	21,056,181

Proposal 2 – Ratification of the Company’s Executive Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,679,912	19,505,506	305,543	21,056,181

Proposal 3 – Grant of Warrants to Former Chief Executive Officer:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,235,164	21,865,459	1,304,631	21,056,181

Proposal 4 – Grant of Series A Preferred Stock to Company’s President:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,638,0047	21,037,127	730,123	21,056,181

Proposal 5- To ratify the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
81,648,954	16,009,480	567,759	21,056,181

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 7, 2018	By:	/s/ Anil Diwan, PhD
Name: Anil Diwan, PhD
Title: Chairman, President